UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9151 East Panorama Circle, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2024 Annual Meeting of Shareholders of Arrow Electronics, Inc. (the “Company”) held on May 7, 2024 (the “Annual Meeting”), three (3) proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 26, 2024, and as supplemented on April 22, 2024 (collectively, the “Proxy Statement”). As of the record date for the Annual Meeting, there were a total of 53,978,667 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 48,050,397 shares of common stock represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present.

Proposal 1: Election of Directors

The Company’s shareholders elected nine (9) directors to hold office for a term of one year expiring at the 2025 annual meeting of the Company’s shareholders. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
William F. Austen	41,766,424	3,482,414	2,801,559
Steven H. Gunby	44,764,029	484,809	2,801,559
Gail E. Hamilton	42,793,975	2,454,863	2,801,559
Michael D. Hayford	44,993,663	255,175	2,801,559
Andrew C. Kerin	43,211,501	2,037,337	2,801,559
Sean J. Kerins	45,029,554	219,284	2,801,559
Carol P. Lowe	44,488,279	760,559	2,801,559
Mary T. McDowell	45,041,981	206,857	2,801,559
Gerry P. Smith	44,704,232	544,606	2,801,559

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment was ratified with 45,816,584 shares voting for, 2,205,216 shares voting against, and 28,597 shares abstaining.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement. The proposal was passed by the shareholders with 43,720,311 shares voting for, 1,318,586 shares voting against, 209,941 shares abstaining, and 2,801,559 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	May 7, 2024	By:	/s/ Carine Jean-Claude
		Name:	Carine Jean-Claude
		Title:	Senior Vice President, Chief Legal Officer and Secretary